UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 15, 2017
Date of Earliest Event Reported: February 14, 2017
MID-CON ENERGY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2431 E 61st Street, Suite 850
Tulsa, Oklahoma
(Address of principal executive offices)
74136
(Zip code)
(918) 743-7575
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in this Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.
On February 14, 2017, Mid-Con Energy Partners, LP (the “Partnership”) issued a press release announcing that it will release financial and operating results for the fourth quarter and year ended December 31, 2016, after the market close on Tuesday, February 28, 2017. The Partnership will host a conference call on Wednesday, March 1, 2017, at 9:30 a.m. Eastern Standard Time (8:30 a.m. Central Standard Time).
Additionally in the February 14, 2017, press release referenced above, the Partnership announced its participation in the EnerCom Dallas Conference in Dallas, Texas on Thursday, March 2, 2017 at 8:25 a.m., C.T. The corresponding materials utilized at the conference will be accessible on our website, www.midconenergypartners.com, no later than the morning of the event.
A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibits
99.1 Press release dated February 14, 2017.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: February 15, 2017	By:	/s/ Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel & Secretary